Exhibit 99.1

ST ENERGY TRANSITION I LTD.

INDEX TO FINANCIAL STATEMENT

PAGE
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of December 7, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ST Energy Transition I Ltd.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of ST Energy Transition I Ltd. (the “Company”) as of December 7, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement present fairly, in all material respects, the financial position of the Company as of December 7, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2021

New York, NY

January 13, 2022

ST ENERGY TRANSITION I LTD.

BALANCE SHEET

December 7,
2021
(audited)
ASSETS
Cash	$2,000,000
Other assets – Current	190,557

Current Assets	2,190,557
OtherAssets – non-current	190,557
Assets Held in Trust	255,062,500

Total assets	$257,443,614

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts Payable – Related Party	$191,258
Accrued Expenses	936,796

Current Liabilities	1,128,054
Underwriter’s Fee Payable	8,750,000
Warrant Liability	17,670,000
Founders Deposit	1,312,500

Total liabilities	28,860,555

Commitments
Class A Ordinary Shares Subject to Redemption, 25,000,000 shares at redemption value of $10.15	253,750,000
Shareholders’ Deficit
Undesignated Shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	—
Class A shares, $0.0001 par value; 500,000,000 shares authorized; none issued and outstanding (excluding 25,000,000 shares subject to redemption)	—
Class B shares, $0.0001 par value; 50,000,000 shares authorized; 1,437,500 shares issued and outstanding(1)(2)	144
Additional paid in capital	—
Accumulated deficit	(25,167,084)

Total shareholders’ deficit	(25,166,940)

Total liabilities and shareholders’ deficit	$257,443,614

(1)	Includes an aggregate of up to 187,500 Class B shares that are subject to forfeiture if the over- allotment option is not exercised in full by the underwriters (see Note 8).

The accompanying notes are an integral part of these financial statements.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

ST Energy Transition I Ltd. (the “Company”) is a blank check company limited by shares incorporated in Bermuda on April 9, 2021. The Company was formed for the purpose of effectuating a merger, amalgamation, capital share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 7, 2021, the Company had not yet commenced any operations. All activity for the period April 9, 2021 (inception) through December 7, 2021 relates to the Company’s formation and the initial public offering (the “Public Offering”) which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its initial public offering (the “Public Offering”) of its securities called Stakeholder Aligned Initial Listing Securities, or SAILSM Securities (“SAILs”), although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward completing an initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully complete an initial Business Combination.

The Company’s ability to commence operations is contingent upon obtaining adequate financial resources through an initial public offering of 25,000,000 SAILs at $10.00 per SAILs (or 28,750,000 SAILs if the underwriters’ over-allotment option is exercised in full) which is discussed in Note 3 and the sale of 10,750,000 warrants (or 12,062,500 warrants if the underwriters’ over-allotment option is exercised in full) (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant that will close in a private placement to Sloane Square Capital Holdings Ltd. (the “Sponsor”) simultaneously with the closing of the Initial Public Offering (see Note 4).

The Company must complete an initial Business Combination with one or more target businesses having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (as defined below) (excluding the taxes payable on the income earned on the Trust Account) at the time of signing a definitive agreement in connection with the initial Business Combination and that a majority of our independent directors approve such initial Business Combination. However, the Company will only complete an initial Business Combination if the post-transaction company owns or acquires 50% or more of the voting securities of the target or otherwise is not required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Upon the closing of the Initial Public Offering, management has agreed that an amount equal to at least $10.15 per SAILs sold in the Initial Public Offering, including certain proceeds from the sale of the Private Placement Warrants, will be held in a trust account (“Trust Account”) located in the United States at J.P. Morgan Chase Bank, N.A. with Continental Share Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial Business Combination and (ii) the distribution of the Trust Account as described below.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

The Company’s amended and restated bye-laws will provide that, other than the withdrawal of interest earned on the funds that may be released to the Company to pay taxes, none of the funds held in Trust Account will be released until the earlier of: (i) the completion of an initial Business Combination; (ii) the redemption of any of the Class A ordinary shares included in the SAILs being sold in the Initial Public Offering (the “Public Shares”) to its holders (the “Public Shareholders”) properly tendered in connection with a Shareholder vote to amend certain provisions of the Company’s amended and restated bye-laws prior to an initial Business Combination or (iii) the redemption of 100% of the Public Shares if the Company does not complete an initial Business Combination within the Business Combination Period (as defined below).

The Company, after signing a definitive agreement for an initial Business Combination, will either (i) seek shareholder approval of the initial Business Combination at a meeting called for such purpose in connection with which Public Shareholders may seek to redeem their Public shares, regardless of whether they vote for or against the initial Business Combination or do not vote at all, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, or (ii) provide the Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial Business Combination at $10.15 per share and the per share interest earned on the funds held in the Trust Account (net of permitted withdrawals). As a result, such Public Share will be recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with FASB, ASC 480, Distinguishing Liabilities from Equity. The amount in the Trust Account is initially anticipated to be $10.15 per Public Share. The decision as to whether the Company will seek Shareholder approval of the initial Business Combination or will allow shareholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval. If the Company seeks shareholder approval, it will complete its Business Combination only if it receives an ordinary resolution under Bermuda law, which requires approval by a majority of the votes attached to shares voted at a general meeting of the company where a quorum of at least two persons present in person or by proxy representing at least 50% of the issued and outstanding shares (or class thereof) entitled to vote at such general meeting are present at the time such general meeting proceeds to business (unless applicable Bermuda law requires a higher approval threshold). However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial Business Combination. In such case, the Company would not proceed with the redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Certificate of Incorporation provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The Company will only have 18 months from the closing of the Initial Public Offering to complete the initial Business Combination (or such later date as approved by holders of a majority of the outstanding Class A ordinary shares that are voted at a meeting to extend such date, voting together as a single class) (the “Business Combination Period”). If the Company does not complete an initial Business Combination within this period of time (and shareholders do not approve an amendment to the amended and restated bye-laws to extend this date), it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, of $10.15, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the Company’s obligations under Bermuda law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Company’s Sponsor, officers and directors, or the Initial Shareholders, have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to any Founder Shares (as defined in Note 5) and Public Shares they hold in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to any Founder Shares and Public Shares they hold in connection with a shareholder vote to approve an amendment to the Company’s amended and restated bye-laws to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company has not consummated an initial Business Combination within the Business Combination Period or with respect to any other material provisions relating to shareholders’ rights or pre-combination transaction activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares they hold if the Company fails to complete an initial Business Combination within the Business Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial Business Combination within the Business Combination Period).

Liquidity and Capital Resources

As of December 7, 2021 the Company had $2,000,000 cash and working capital of $1,062,503.

Prior to the completion of the Initial Public Offering, there was substantial doubt about the Company’s ability to continue as a going concern for a period of time within one year after the date that the financial statements are issued. Subsequent to the consummation of the Initial Public Offering and Private Placement, the Company’s liquidity needs have been satisfied with the proceeds from the consummation of the Private Placement not held in the Trust Account. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor may, but is not obligated to, provide the Company Working Capital Loans (see Note 5). To date, there were no amounts outstanding under any Working Capital Loan.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating, and consummating the Business Combination.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 7, 2021. The Company had $2,000,000 of cash as of December 7, 2021.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 7, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

Currently, there is no taxation imposed on the Company’s income by the Government of Bermuda. Additionally, the Company has received an assurance from the Ministry of Finance of Bermuda granting an exemption, until March 31, 2035, from the imposition of tax under any applicable Bermuda law computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax in each case in respect of the Company or any of its operations, provided that such exemption shall not prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to land in Bermuda leased to the Company.

Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next 12 months.

Net Loss Per Ordinary Share

Net loss per ordinary share is computed by dividing net loss by the weighted average number of Class B ordinary shares outstanding during the period, excluding Class B ordinary shares subject to forfeiture. Weighted average shares were reduced for the effect of an aggregate of 187,500 Class B ordinary shares that are subject to forfeiture if the over-allotment option is not exercised by the underwriters which gives retroactive effect to the share recapitalization which occurred on November 6, 2021 as described in Notes 5, 7 and 9. As of December 7, 2021, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into Class B ordinary shares and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

The Company applies ASC 820, which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.

Level 1—Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

Level 2—Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

Level 3—Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities

Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares are classified as stockholder’s equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 7, 2021, all 25,000,000 Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, Derivatives and Hedging. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Deferred Offering Costs Associated with the Initial Public Offering

Deferred offering costs consist of legal, accounting and other expenses incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs allocated to warrant liabilities will be expensed as incurred, presented as non-operating expenses in the statement of operations. Offering costs allocated to the Public Shares will be charged to shareholders’ equity.

Recently Issued Accounting Standards

In August 2020, FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020- 06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The company is currently evaluating the impact this guidance will have on its financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

On December 7, 2021, the Company consummated its Initial Public Offering of 25,000,000 SAILSM securities. Each SAILSM security consists of one Class A share, $0.0001 par value per share (the “Class A Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Share at an exercise price of $11.50 per share, subject to adjustment. The SAILSM securities were sold at an offering price of $10.00 per SAILSM securities, generating gross proceeds of $250,000,000.

NOTE 4. PRIVATE PLACEMENT WARRANTS

On December 7, 2021, simultaneous with the consummation of the Initial Public Offering, the Company consummated the Private Placement of 10,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $10,750,000. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor was added to the proceeds from the Initial Public Offering held in the Trust Account.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

Each Private Placement Warrant is identical to the warrants offered in the Initial Public Offering, except there will be no redemption rights or liquidating distributions from the trust account with respect to Private Placement Warrants, which will expire worthless if we do not consummate a Business Combination within the Business Combination Period.

NOTE 5. RELATED PARTY TRANSACTIONS

Alignment Shares

On April 9, 2021, the Company issued an aggregate of 1,725,000 Class B ordinary shares (the “Alignment Shares” or “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000. The number of Alignment Shares issued was determined based on the expectation that such Alignment Shares would represent 5% of the Class A ordinary shares issued in the Initial Public Offering. On November 6, 2021, the Sponsor forfeited 287,500 Class B ordinary shares of the Company, resulting in a decrease in the total number of Class B ordinary shares outstanding from 1,725,000 to 1,437,500 (Notes 7 and 9). All shares and associated amounts have been retroactively restated to reflect the share surrender. Up to 187,500 of the Founder Shares will be forfeited depending on the extent to which the underwriters’ over-allotment is exercised and, in addition, the initial shareholders have agreed to forfeit alignment shares to the extent necessary in connection with any changes to the terms or size of our offering of SAILSM securities. The Founder Shares will be entitled to a number of votes representing 20% of the Company’s outstanding common shares prior to the completion of the initial Business Combination.

The Initial Shareholders have agreed not to transfer, assign or sell any of their Alignment Shares and any of their Class A ordinary shares deliverable upon conversion of the Alignment Shares for 30 days following the completion of an initial Business Combination. In connection with this arrangement, the Initial Shareholders have also agreed not to transfer, assign or sell any of their Alignment Shares until the earlier to occur of: (i) 30 days after the completion of our initial Business Combination and (ii) the date on which the Company completes a liquidation, merger, amalgamation, capital share exchange or other similar transaction after the initial Business Combination that results in all of its shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees and under certain circumstances as described in the prospectus. Further, in connection with this arrangement, the Initial Shareholders have also agreed not to transfer, assign or sell any of their Private Placement Warrants and any Class A ordinary shares issued upon conversion or exercise thereof until 30 days after the completion of the initial Business Combination, except to permitted transferees. Any permitted transferees will be subject to the same restrictions and other agreements of the Initial Shareholders with respect to any Alignment shares and Private Placement Warrants.

Promissory Note—Related Party

On April 30, 2021, the Sponsor agreed to loan the Company an aggregate amount of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and is payable on the earlier of (i) December 31, 2021 or (ii) the consummation of the Initial Public Offering. As of December 7, 2021, the Company has not drawn on the Note.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

Administrative Services Agreement

Commencing on the date of the prospectus and until completion of the Company’s initial Business Combination or liquidation, the Company may reimburse affiliates of the Sponsor up to an amount of $10,000 per month for office space, administrative support and personnel services.

NOTE 6. COMMITMENTS

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and in each case holders of their component securities, as applicable) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A ordinary shares). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters’ Agreement

The Company will grant the underwriters a 45-day option to purchase up to 3,750,000 additional SAILs to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions.

The underwriters will be entitled to a cash underwriting discount of 2.00% of the gross proceeds of the Initial Public Offering, or $5,000,000 (or $5,750,000 of the over-allotment option in exercised in full). In addition, the underwriters will be entitled to a deferred fee of three and half percent (3.50%) of the gross proceeds of the Initial Public Offering, or $8,750,000 (or $10,062,500 if the over-allotment option in exercised in full). The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION

The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of future events. The Company is authorized to issue 50,000,000 shares of Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. As of December 7, 2021, there were 25,000,000 Class A ordinary shares outstanding which were subject to possible redemption and are classified outside of permanent equity in the condensed balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable Class A ordinary shares equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares are affected by charges against additional paid in capital and accumulated deficit.

At December 7, 2021, the Class A ordinary shares reflected in the balance sheet are reconciled in the following table:

Gross Proceeds	$250,000,000
Less:
Proceeds allocated to Public Warrants	(9,500,000)
Class A ordinary shares issuance costs	(13,941,722)
Plus:
Accretion of carrying value to redemption value	27,191,722

Class A ordinary shares subject to possible redemption, December 7, 2021	$253,750,000

NOTE 8. SHAREHOLDER’S EQUITY (DEFICIT)

Class A shares—The Company is authorized to issue up to 500,000,000 Class A shares, $0.0001 par value. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. As of December 7, 2021, there were no Class A ordinary shares issued or outstanding.

Class B shares—The Company is authorized to issue up to 50,000,000 Class B shares, $0.0001 par value. Holders of the Company’s Class B ordinary shares are entitled to one vote for each share. As of December 7, 2021, there were 1,437,500 Class B ordinary shares issued and outstanding. Of these, an aggregate of up to 187,500 Class B shares are subject to forfeiture to the Company by the Sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part which gives retroactive effect to the share recapitalization which occurred on November 6, 2021 as described in Notes 5 and 9, and, in addition, the Sponsor has agreed to forfeit alignment shares to the extent necessary in connection with any changes to the terms or size of our offering of SAILSM securities, in each case so that the number of Founder Shares will equal 5% of the Class A shares offered in the Initial Public Offering.

On June 29, 2021, our sponsor transferred 10,000 alignment shares to each of our directors. In addition, in connection with their participation in the Company’s committees, the chair of each committee will receive from the sponsor 1,000 alignment shares and each committee member will receive from the sponsor 500 alignment shares.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

On the last day of each measurement period, which will occur annually over ten fiscal years following consummation of an initial Business Combination (and, with respect to any measurement period in which there is a change of control or in which the Company liquidates, dissolves or winds up, on the business day immediately prior to such event instead of on the last day of such measurement period), 143,750 Alignment Shares (or, 125,000 Alignment Shares if the over-allotment option is not exercised) will automatically convert, subject to adjustment as described herein, into Class A ordinary shares (“Conversion Shares”), as follows:

•

if the sum (such sum, the “Total Return”) of (i) the VWAP, calculated in accordance with “—Volume weighted average price” below, of Class A shares for the final fiscal quarter in such measurement period and (ii) the amount per share of any dividends or distributions paid or payable to holders of our Class A shares, the record date for which is on or prior to the last day of the measurement period, does not exceed the price threshold (as defined below), the number of conversion shares for such measurement period will be 1,437 Class A shares (or 1,250 if the over-allotment option is not exercised);

•

if the Total Return exceeds the price threshold but does not exceed an amount equal to 130% of the price threshold, then the number of conversion shares for such measurement period will be the greater of (i) 1,437 Class A shares (or 1,250 if the over-allotment option is not exercised) and (ii) 20% of the difference between the Total Return and the price threshold, multiplied by (A) the sum (such sum (as proportionally adjusted to give effect to any share splits, share capitalizations, share combinations, share dividends, reorganizations, recapitalizations or any such similar transactions), the “Closing Share Count”) of (x) the number of Class A shares outstanding immediately after the closing of this offering which gives retroactive effect to the share recapitalization which occurred on November 6, 2021 as described in Notes 5, 7 and 9. (including any exercise of the over-allotment option) and (y) if in connection with the initial Business Combination there are issued any Class A shares or equity-linked securities (as defined herein), the number of Class A shares so issued and the maximum number of Class A shares issuable (whether settled in shares or in cash) upon conversion or exercise of such equity-linked securities, divided by (B) the Total Return; and

•

if the Total Return exceeds an amount equal to 130% of the price threshold, then the number of conversion shares for such measurement period will be the greater of (i) 1,437 Class A shares (or 1,250 if the over-allotment option is not exercised) and (ii) the sum of (x) 20% of the difference between an amount equal to 130% of the price threshold and the price threshold and (y) 30% of the difference between the Total Return and an amount equal to 130% of the price threshold, multiplied by (A) the Closing Share Count, divided by (B) the Total Return.

•

The term “measurement period” means (i) the period beginning on the date of our initial Business Combination and ending with, and including, the first fiscal quarter following the end of the fiscal year in which we consummate our initial Business Combination and (ii) each of the nine successive four- fiscal-quarter periods.

•

The “price threshold” will initially equal $10.00 for the first measurement period and will thereafter be adjusted at the beginning of each subsequent measurement period to be equal to the greater of (i) the price threshold for the immediately preceding measurement period and (ii) the VWAP for the immediately preceding measurement period (in each case, as proportionally adjusted to give effect to any share splits, share capitalizations, share combinations, share dividends, reorganizations, recapitalizations or any such similar transactions).

•

For purposes of the above calculation, “equity-linked securities” means securities (other than the public warrants and the private placement warrants) issued by the company and/or any entities that (after giving effect to completion of the initial Business Combination) are subsidiaries of the company that are directly or indirectly convertible into or exercisable for Class A shares, or for a cash settlement value in lieu thereof.

•

The foregoing calculations will be based on our fiscal year and fiscal quarters, which may change as a result of our initial Business Combination. Each conversion of alignment shares will apply to the holders of alignment shares on a pro rata basis. If, upon conversion of any alignment shares, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of Class A shares to be issued to such holder.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

NOTE 9. WARRANT LIABILITIES

The Company will account for the 23,250,000 warrants—12,500,000 Public Warrants and the 10,750,000 Private Placement Warrants—to be issued in connection with the Initial Public Offering (or 12,062,500 warrants assuming the underwriters’ over-allotment option is fully exercised) in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability. Accordingly, the Company will classify each warrant as a liability at its fair value. This liability is subject to re-measurement at each balance sheet date. With each such remeasurement, the warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations

Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable 30 days after the consummation of a Business Combination. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No Public Warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their Public Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement registering the issuance, under the Securities Act, of the Class A shares issuable upon exercise of the Public Warrants. The Company will use its best efforts to file with the SEC a registration statement covering the Class A shares issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those Class A shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00. Once the warrants become exercisable, the Company may redeem the Warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•

if, and only if, the reported last sale price of the Class A shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described) for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the warrants as described above unless an effective registration statement under the Securities Act covering the issuance of the Class A shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those Class A shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00. Once the Warrants become exercisable, the Company may redeem the Warrants for redemption:

•	in whole and not in part;

•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table based on the redemption date and the “fair market value” of our Class A shares;

•	if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant); and

•

if the Reference Value is less than $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant), the private placement warrants must also concurrently be called for redemption on the same terms as the outstanding public warrants, as described above.

If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of Class A shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

The exercise price and number of Class A shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Business Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of Class A ordinary shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A ordinary shares during the 20-trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

The Private Placement Warrants will be identical to the Public Warrants included in the SAILSM Securities being sold in the Initial Public Offering, except that the Private Placement Warrants will, and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants will not, be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 10. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

At December 7, 2021, assets held in the Trust Account were comprised of $255,062,500 in money market funds which are invested primarily in U.S. Treasury Securities. During the period ended December 7, 2021, the Company did not withdraw any interest income from the Trust Account.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 7, 2021 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

	(Level 1)	(Level 2)	(Level 3)
Description
Assets:
Investments held in Trust Account – U.S. Treasury Securities Money Market Fund	$255,062,500	—	—
Liabilities:
Public Warrants	—	—	$9,500,000
Private Placement Warrants	—	—	$8,170,000

The Company established the initial fair value of the warrants on December 7, 2021, the date of the consummation of the Company’s IPO. The Company used a Black-Scholes-Merton formula model to value the warrants. The Company allocated the proceeds received from (i) the sale of the Units (which is inclusive of one share of Class A ordinary shares and one-half of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of Class B ordinary shares, first to the warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to Class A ordinary shares subject to possible redemption (temporary equity), Class A ordinary shares (permanent equity) and Class B ordinary shares (permanent equity) based on their relative fair values at the initial measurement date.

ST ENERGY TRANSITION I LTD.

NOTES TO FINANCIAL STATEMENTS

The key inputs into the Black-Scholes-Merton formula model were as follows December 7, 2021:

Input	Public Warrants	Private Warrants
Stock Price	$9.62	$9.62
Exercise Price	$11.50	$11.50
Risk-free rate of interest	1.28%	1.28%
Volatility	13.5%	13.5%
Term	5 years	5 years
Probability of Acquisition	75%	75%
Probability Weighted Fair Value of Warrants	$0.76	$0.76

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date the financial statement was issued.

On December 9, 2021, the underwriters exercised the over-allotment option and purchased 3,750,000 SAILSM Securities at a price of $10.00 per SAILSM Security, generating gross proceeds of $37,500,000.

A total of $36,750,000 of the Proceeds, net of $750,000 of underwriting fees, from the sale of the SAILSM Securities on December 9, 2021 were placed in a U.S.-based trust account, established for the benefit of the Company’s public shareholders.

Of that total amount, $1,312,500 in proceeds was placed in the trust account as of December 7, 2021, relating to the sale of additional private placement warrants. The remainder of the total proceeds were placed in the trust account on December 9, 2021, when the additional SAILSM securities and private placement warrants were issued.